Exhibit 99.1
First Midwest Bancorp, Inc.		News Release
First Midwest Bancorp, Inc. One Pierce Place, Suite 1500 Itasca, Illinois 60143-9768 (630) 875-7450 www.firstmidwest.com

FOR IMMEDIATE RELEASE

CONTACT:	Paul F. Clemens (Investors) EVP and Chief Financial Officer (630) 875-7347 paul.clemens@firstmidwest.com	James M. Roolf (Media) SVP and Corporate Relations Officer (630) 875-7533 jim.roolf@firstmidwest.com

TRADED:	NASDAQ Global Select Market

SYMBOL:	FMBI

FIRST MIDWEST BANK COMPLETES ITS ACQUISITION OF THE CHICAGO BANKING OPERATIONS OF POPULAR COMMUNITY BANK

ITASCA, IL, August 11, 2014 - First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ NGS: FMBI) announced today that its subsidiary bank, First Midwest Bank, completed its acquisition of the Chicago banking operations of Popular Community Bank, a subsidiary of Popular, Inc. (NASDAQ: BPOP).

The acquisition consisted of Popular Community Bank’s twelve full-service retail branches and its small business and middle market commercial lending activities in the Chicago metropolitan area, which included approximately $726 million in deposits and approximately $562 million in loans as of July 31, 2014.

“We are very excited to welcome the customers of Popular Community Bank to First Midwest,” said First Midwest President and Chief Executive Officer Michael L. Scudder. “We are equally pleased to welcome a team of experienced commercial and retail colleagues that share our commitment to delivering personal attention and a full range of products and services to our clients.”

Scudder went on to add, “This transaction reflects our continuing desire to expand our presence in Chicago and surrounding markets.”

About First Midwest

First Midwest is the premier relationship-based financial institution in the dynamic Chicagoland banking market. As one of Illinois’ largest independent bank holding companies, First Midwest, through its subsidiary bank and other affiliates, provides a full range of business and retail banking and wealth management services through approximately 100 banking offices located in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa. First Midwest has been recognized by J.D. Power as having the “Highest Customer Satisfaction with Retail Banking in the Midwest Region” according to the 2014 Retail Banking Satisfaction StudySM. First Midwest’s website is www.firstmidwest.com.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “expect,” “anticipate,” “believe,” or “continue” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements.

Factors that may cause such a difference include, but are not limited to, expected synergies, cost savings and other financial benefits of proposed or completed acquisition transactions might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks; customer borrowing, repayment, investment and deposit practices; customer and employee reactions to an acquisition transaction; regulatory or legal requirements or obligations; general economic conditions; and other risks and factors identified in First Midwest’s Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this press release, and First Midwest undertakes no obligation to update any forward-looking statements contained in this press release to reflect new information or events or conditions after the date hereof.

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